                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                               SEQUA CORPORATION
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

[LOGO OF SEQUA CORPORATION]

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                              --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 1996
                              --------------------

     The annual meeting of stockholders of SEQUA CORPORATION (the 'Company') will be held in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York, on Thursday, May 16, 1996, at 11 A.M., for the following purposes:

          1. To elect directors;

          2. To ratify the appointment of Arthur Andersen LLP, independent public accountants; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 26, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder, for any purpose germane to such meeting, during the ten days prior to the meeting date at the Company's address set forth above.

                                          By order of the Board of Directors,

                                          Ira A. Schreger
                                          Secretary

New York, N.Y.
March 27, 1996

                                   IMPORTANT

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID WHITE ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. IF YOU ARE PLANNING TO ATTEND THE MEETING, YOU MUST RETURN THE ENCLOSED POSTPAID ATTENDANCE CARD AS QUICKLY AS POSSIBLE.

                         THANK YOU FOR ACTING PROMPTLY.

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 1996

                                PROXY STATEMENT

                        PERSONS MAKING THE SOLICITATION

     The accompanying proxy is being solicited by the Board of Directors of Sequa Corporation (the 'Company') for use at the annual meeting of stockholders to be held on Thursday, May 16, 1996, or any adjournment thereof. If such proxy is properly signed and returned prior to the meeting, the shares with respect to which the proxy is given will be voted as indicated thereon; provided, however, that a stockholder may revoke his proxy at any time prior to its use at the meeting, either by giving written notice addressed to the Secretary of the Company, at its executive offices located at 200 Park Avenue, New York, New York 10166, or by withdrawing his proxy and voting in person at the meeting. The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails but directors, officers and regular employees of the Company, without additional compensation, may use their personal efforts by telephone or otherwise to obtain proxies. The Company will also request banks, brokers and other nominee holders of the Company's shares to forward proxy materials to their principals or customers who are beneficial owners of such shares and will reimburse such holders for their reasonable expenses incurred in doing so. The Company anticipates that mailing of proxy material to stockholders will commence the week of April 1, 1996.

                    VOTING SECURITIES AND OWNERSHIP THEREOF
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Only stockholders of record at the close of business on March 26, 1996, the record date with respect to this solicitation, will be entitled to notice of, and to vote at, the meeting. On the record date, there were outstanding 6,535,834 shares of the Company's Class A Common Stock, no par value ('Class A Common Stock'), 3,330,780 shares of the Company's Class B Common Stock, no par value ('Class B Common Stock'), and 633,316 shares of the Company's $5.00 Cumulative Convertible Preferred Stock, par value $1.00 per share ('Preferred Stock'), which constitute the only outstanding voting securities. Each share of Class B Common Stock is convertible at any time into one share of Class A Common Stock, and each share of Preferred Stock is convertible at any time into 1.322 shares of Class A Common Stock, subject to certain adjustments. Each share of Class A Common Stock and each share of Preferred Stock have one vote and, with respect to all matters to come before the meeting, will vote with the Class B Common Stock, which has ten votes per share. The presence in person or by proxy of stockholders of record representing in the aggregate a majority of the combined outstanding voting rights of all classes of stock of the Company entitled to vote shall constitute a quorum for the transaction of business. Broker non-votes and abstentions are counted in determining the existence of a quorum. Thereafter, the affirmative vote of the holders of shares of stock representing a majority of the combined voting rights of all eligible classes of stock present or represented at the meeting is required for approval of all matters to be presented at this meeting. Votes are counted preliminarily by the Company's transfer agent through its automated system and finally, at the Annual Meeting of Stockholders, by the Inspectors of Election.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The table below sets forth information with respect to any person (other than the Company's directors) known to the Company to be the beneficial owner of more than five percent of any class of the Company's outstanding voting securities as of March 1, 1996. Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                                            NUMBER OF SHARES                   PERCENT OF
                                                               OF CLASS A       PERCENT OF     AGGREGATE
NAME AND ADDRESS                                              COMMON STOCK        CLASS       VOTING POWER
---------------------------------------------------------   ----------------    ----------    ------------
Wellington Management Company ...........................        740,300(1)        11.33           1.83
75 State Street
Boston, MA 02109

Gabelli Funds, Inc. .....................................        557,800(2)         8.53(2)        1.38(3)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434

Sequa Corporation Master Trust ..........................        544,800(3)         8.34           1.35
  (for participating pension plans)
c/o The Bank of New York
  (as Master Trustee)
One Wall Street
New York, NY 10286

                                                            NUMBER OF SHARES                   PERCENT OF
                                                               OF CLASS B       PERCENT OF     AGGREGATE
                                                              COMMON STOCK        CLASS       VOTING POWER
                                                            ----------------    ----------    ------------
Gabelli Funds, Inc. .....................................        988,900(2)        29.69(2)       24.43(2)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434

                                                            NUMBER OF SHARES                   PERCENT OF
                                                                   OF           PERCENT OF     AGGREGATE
                                                            PREFERRED STOCK       CLASS       VOTING POWER
                                                            ----------------    ----------    ------------
Paloma Securities L.L.C. ................................        124,800           19.71          (4)
2 American Lane
Greenwich, CT 06836-2571

Gabelli Funds, Inc. .....................................        310,199(2)        48.98(2)       (4)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434

D.E. Shaw Investments, L.P.  ............................         60,100(5)         9.49          (4)
120 West 45th Street
New York, NY 10036

------------

                                                        (footnotes on next page)

(footnotes from previous page)

(1) Wellington Management Company ('WMC') does not have sole voting or sole dispositive power with respect to any of these shares; it has shared voting power with respect to 556,500 shares and shared dispositive power with respect to all of the shares listed. WMC is an investment advisor with respect to the reported shares, which are owned by numerous clients.

(2) Gabelli Funds, Inc. (and affiliates) (collectively, the 'Gabelli Companies') owns beneficially all classes of the Company's stock. Pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, the total of the Gabelli Companies' Class A Common Stock, Class B Common Stock (if converted into Class A Common Stock) and Preferred Stock (if converted into Class A Common Stock) would give the Gabelli Companies aggregate holdings of 1,956,783 shares of Class A Common Stock, or 24.66 percent of that class. This would represent 6.18 percent of the total votes then outstanding (after conversions to Class A of all Gabelli Companies' stock) in all classes. If no conversions were done, the total current holdings of all three classes of stock by the Gabelli Companies gives them 26.58 percent of the aggregate voting power of all Company stock. Of the Class A Common Stock, the Gabelli Companies have no voting power with respect to 80,000 shares. In connection with its shares of Class B Common Stock, the Gabelli Companies have no voting power with respect to 92,000 shares and shared voting power with respect to 136,200 shares.

(3) All of the shares of Class A Common Stock held by the Sequa Corporation Master Trust (the 'Trust') are voted by the Trust's Investment Committee, comprised of officers of the Company. Such committee also makes decisions regarding acquisitions and dispositions of Company stock for the Trust.

(4) Less than 1%.

(5) D.E. Shaw Investments, L.P. has shared voting power and shared dispositive power with respect to all of the shares listed.

                            ------------------------

SECURITY OWNERSHIP BY MANAGEMENT

     The following table provides information as to the Company's voting securities beneficially owned as of March 1, 1996, by the Company's directors who are standing for re-election and one nominee for director, the named executive officers of the Company and by all such directors (including the nominee) and executive officers as a group. None of the Company's executive officers or directors (or nominee) is the beneficial owner of any Preferred Stock (with the exception of 400 shares owned by a trust in which the children of an executive officer have a partial remainder interest, and as to which the executive officer disclaims beneficial ownership). Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                                                                                         PERCENT
                                           NUMBER OF                          NUMBER OF                    OF
                                           SHARES OF              PERCENT     SHARES OF      PERCENT    AGGREGATE
                                            CLASS A                 OF         CLASS B         OF        VOTING
                                          COMMON STOCK             CLASS     COMMON STOCK     CLASS       POWER
                                          ------------            -------    ------------    -------    ---------
     Norman E. Alexander...............     2,121,231(a)(b)(c)     32.41       1,886,647      56.64       51.84
     Alvin Dworman.....................           413              (d)              None       --         (d)

                                                  (table continued on next page)

(table continued from previous page)

                                                                                                         PERCENT
                                           NUMBER OF                          NUMBER OF                    OF
                                           SHARES OF              PERCENT     SHARES OF      PERCENT    AGGREGATE
                                            CLASS A                 OF         CLASS B         OF        VOTING
                                          COMMON STOCK             CLASS     COMMON STOCK     CLASS       POWER
                                          ------------            -------    ------------    -------    ---------
     A. Leon Fergenson.................         2,623(e)           (d)             2,283(d)   (d)         (d)
     David S. Gottesman................         7,500              (d)              None       --         (d)
     Stuart Z. Krinsly.................        65,208(a)(b)(c)      1.00          64,030       1.92        1.74
     Donald D. Kummerfeld..............           200              (d)              None       --         (d)
     Richard S. LeFrak.................          None               --               500      (d)         (d)
     John J. Quicke....................        15,333(b)(f)        (d)             1,000      (d)         (d)
     Antonio L. Savoca.................         5,000(b)           (d)              None       --         (d)
     Michael I. Sovern.................         1,000              (d)              None       --         (d)
     Fred R. Sullivan..................         1,659(g)           (d)               648      (d)         (d)
     Gerald Tsai, Jr...................           500              (d)              None       --         (d)
     Martin Weinstein..................        17,191(a)(b)        (d)              None       --         (d)
     All executive officers and
       directors (including nominee) as
       a group (15 persons including
       the above)......................     2,261,727(a)(b)        34.34       1,968,693      59.11       54.16

------------

 (a) Includes certain shares held for the benefit of the named executive officer in the Company's 401-K Plan.

 (b) Includes shares of Class A Common Stock which may be obtained upon the exercise, within sixty days of the date of this Proxy Statement, of stock options by Messrs. Alexander, Quicke, Krinsly, Savoca and Weinstein and by all executive officers as a group, as follows:

                                        NAME                                            SHARES
-------------------------------------------------------------------------------------   ------
    Norman E. Alexander..............................................................   10,000
    John J. Quicke...................................................................   14,333
    Stuart Z. Krinsly................................................................    8,333
    Antonio L. Savoca................................................................    5,000
    Martin Weinstein.................................................................    6,200
    All executive officers as a group................................................   50,532

    With the exception of 3,500 exercisable stock options owned by Mr. Quicke (which have an average exercise price of $54.125 and expire in 1996) and 2,833 exercisable stock options owned by Mr. Quicke (which have an exercise price of $24.75 and expire in 2000), all exercisable stock options owned by the executive officers of the Company have an exercise price of $32.25 and expire in September 1998. The closing price of the Class A Common Stock on March 20, 1996 was $33.25.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(c) Does not include shares held by the Sequa Corporation Master Trust (see 'Security Ownership by Certain Beneficial Owners', above), of which Messrs. Alexander and Krinsly are members of its Investment Committee.

(d) Less than one percent.

(e) Includes 1,670 shares of Class A Common Stock and 1,500 shares of Class B Common Stock owned by Mrs. A. Leon Fergenson, as to which Mr. Fergenson disclaims beneficial ownership.

(f) Includes 400 shares of Class A Common Stock owned by minor children of Mr. Quicke, as to which he disclaims beneficial ownership.

(g) Includes 500 shares of Class A Common Stock owned by Mrs. Fred R. Sullivan.

                             ELECTION OF DIRECTORS

DIRECTORS

     At the meeting, eleven directors are to be elected to hold office until the next annual meeting and until their successors shall have been elected. If no other instructions are given, the persons named in the enclosed form of proxy will vote for the election of the nominees named in the table below. In case any such nominee should become unavailable for any reason, an event not now anticipated, the proxy holders reserve the right to substitute another person of their choice in his place. Each of the nominees has previously been elected by the stockholders, with the exception of Mr. Sovern.

                                                                   PRESENT OCCUPATION AND
               NAME AND AGE                                           OTHER INFORMATION
------------------------------------------  ---------------------------------------------------------------------
Norman E. Alexander ......................  Chairman of  the Board  and Chief  Executive Officer  of the  Company
Age 81                                        since  1975. Served as President from 1982 to 1983 and from 1957 to
                                              1975. Has been a director of the Company since 1957 and is a member of the Executive Committee. May be deemed to be a control person of the Company  (see  'Voting  Securities  and  Ownership  Thereof  by
                                              Certain  Beneficial Owners  and Management').  Also a  director and
                                              Chairman of  the Board  of Chock  Full O'  Nuts Corporation  and  a
                                              director of Richton International Corporation.
Alvin Dworman ............................  Chairman, ADCO Group (a financial services, merchant banking and real
Age 70                                        estate  company) since  1981. Has  been a  director of  the Company since 1987 and is a member of the Audit Committee.
A. Leon Fergenson ........................  Former  Chairman  of  the  Board  and  Chief  Executive  Officer,  GK
Age 83                                        Technologies,   Inc.  (wire  and  cable  products,  electronic  and
                                              electrical circuits and other products). Has been a director of the
                                              Company since 1968 and is a  member of the Executive Committee  and the  Compensation Committee  and Chairman  of the  Audit Committee.
                                              Also a  director of  Buckeye Management  Company, National  Benefit
                                              Life Insurance Company and American Annuity Group, Inc.

                                                                   PRESENT OCCUPATION AND
               NAME AND AGE                                           OTHER INFORMATION
------------------------------------------  ---------------------------------------------------------------------
David S. Gottesman .......................  Managing  Partner, First Manhattan Co.  (an investment management and
Age 69                                        research company) since 1964.  Has been a  director of the  Company since 1982 and is a member of the Nominating Committee.
Stuart Z. Krinsly ........................  Senior  Executive Vice President  and General Counsel  of the Company
Age 78                                        since 1982; from  1966 to 1982,  served as an  officer and  General
                                              Counsel  of the Company.  Has been a director  of the Company since
                                              1957 and is a member of the Executive Committee. Also a director of
                                              Chock Full O' Nuts Corporation.
Donald D. Kummerfeld .....................  President,  Magazine  Publishers  of  America  (a  publishing   trade
Age 61                                        organization)  since 1987  and Chairman,  Kummerfeld Associates (an investment banking and  financial advisory firm)  since 1985.  From
                                              1978  to  1985, was  President  and Chief  Operating  Officer, News
                                              America Publishing, Inc. Has been  a director of the Company  since
                                              1983 and is a member of the Compensation Committee.
Richard S. LeFrak ........................  President,  Lefrak Organization, Inc.  (a diversified, privately held
Age 50                                        company active  in major  residential  and commercial  real  estate
                                              development   projects,  oil  and   gas  exploration,  finance  and
                                              entertainment production) since  1975. Has been  a director of  the
                                              Company since 1986 and is a member of the Nominating Committee.
John J. Quicke ...........................  President  and  Chief Operating  Officer of  the Company  since March
Age 46                                        1993. Served as Senior Executive Vice President, Operations, of the
                                              Company from June 1992  to March 1993; from  February 1991 to  June
                                              1992, served as Vice President, Financial Services, of the Company;
                                              from  1987 to  February 1991,  served as  Vice President, Financial
                                              Projects, of the  Company. Held  various offices  and positions  in
                                              Chromalloy  American Corporation (which became  a subsidiary of the
                                              Company in 1987)  from 1979  to 1987. Has  been a  director of  the
                                              Company  since  March  1993  and  is  a  member  of  the  Executive
                                              Committee.
Michael I. Sovern ........................  Chancellor Kent Professor of Law  and President Emeritus of  Columbia
Age 64                                        University  since 1993; President of  Columbia University from 1980 to 1993. Has been Advisor to the Board of Directors of the  Company since 1990. Also a director of AT&T, Chemical Bank, Warner-Lambert,
                                              GNY Insurance Co. and the Shubert Organization.

                                                                   PRESENT OCCUPATION AND
               NAME AND AGE                                           OTHER INFORMATION
------------------------------------------  ---------------------------------------------------------------------
Fred R. Sullivan .........................  Chairman   of  the   Board  and  Chief   Executive  Officer,  Richton
Age 81                                        International Corporation (a holding company) since 1989. From 1987 to 1991, served  as Chairman  of the Board  and President,  Interim
                                              Systems  Corporation (a temporary personnel and health care service company). From 1971 to  1988, served as Chairman  of the Board  and
                                              President,  Kidde, Inc.  (a multi-market  manufacturing and service company). Has been a  director of the Company  since 1962 and is  a member of the Audit Committee.
Gerald Tsai, Jr. .........................  Chairman,   President  and   Chief  Executive   Officer,  Delta  Life
Age 67                                        Corporation (an  insurance company)  since February  1993;  private investor  from 1991 to 1993; Chairman of the Executive Committee of the  Board  of  Directors,  Primerica  Corporation  (a  diversified financial  services company) from 1988 to  1991; from 1987 to 1988, was Chairman and  Chief Executive  Officer of  Primerica; and  from
                                              1982  to 1987, held several other  offices at Primerica. Has been a director of the  Company since 1976  and is a  member of the  Audit
                                              Committee  and  Chairman  of  the  Compensation  Committee.  Also a
                                              director of Rite Aid Corporation, Palm Beach National Bank &  Trust
                                              Company,   Proffitt's  Inc.,  Triarc  Companies,  Inc.  and  Zenith
                                              National Insurance  Corp.  Also  a Trustee  of  Boston  University,
                                              Meditrust and New York University Medical Center.

     During 1995, the Company's Board of Directors held nine regularly scheduled meetings. All of the directors attended at least 75% of the aggregate of regularly scheduled Board meetings and meetings of committees of which they are members, respectively.

           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE 'FOR' THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Executive Committee consisting of Messrs. Alexander, Fergenson, Krinsly and Quicke; an Audit Committee consisting of Messrs. Dworman, Fergenson, Sullivan and Tsai; a Compensation Committee consisting of Messrs. Fergenson, Kummerfeld and Tsai; and a Nominating Committee consisting of Messrs. Gottesman and LeFrak. The Executive Committee acts in place of the full Board of Directors between meetings thereof, evaluates a variety of projects of the
Company and makes  recommendations to  the Board.  It held  six meetings  during
1995. The activities of the Audit Committee include a review with the independent auditors of the plans and results of the audit engagement; conferring with respect to audit activities; consideration of the independence of the auditors; review of the auditors' fees and the recommendation to the Board as to the engagement of the auditors. During 1995, the Audit Committee held three meetings. The Compensation Committee recommends to the Board the
compensation   arrangements  for  directors  and   officers.  During  1995,  the
Compensation Committee held one meeting. The Nominating Committee selects candidates for election to the Board of Directors or to fill vacancies thereon, after consideration of nominees proposed to it in writing, provided that such nominees have agreed in writing to be candidates for the Board of Directors. The Nominating Committee did not meet during 1995.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     In June 1992, Fred R. Sullivan settled a claim by the United States Securities and Exchange Commission that he disclosed material, non-public information that led to the purchase of stock by another person. No allegation of personal profit to Mr. Sullivan was made. Mr. Sullivan agreed to the entry of a judgment permanently enjoining him from engaging in certain activities in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in connection with the purchase or sale of any security and paid a fine of $58,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The master trust of the Company's Pension Plan had an investment of approximately $300,000, as of December 31, 1995, in ADCO Equity Bridge Fund Limited Partnership, which is managed by the ADCO Group, of which Mr. Dworman, a Director of the Company, is Chairman and owner. The investment is a mortgage on an office complex in Pennsylvania, due December 31, 1996 and paying interest at a rate equal to the prime rate plus 1.5%.

     In connection with Mr. Quicke's relocation to New York, the Company made a $300,000 interest-free loan in 1993, payable on demand, and secured by a second mortgage on his home. In early 1996, Mr. Quicke repaid $50,000 of this loan.

     In connection with Mr. Weinstein's relocation to New York, the Company made a $300,000 unsecured, interest-free loan in 1993, payable in June 1997, all of which remains outstanding.

     Alex Alexander, brother of Norman Alexander (Chairman, Chief Executive Officer and Director of the Company), is being compensated by Chromalloy Men's Apparel Group, Inc. (a subsidiary of the Company) at an annual rate of $75,574 plus certain employee benefits. This arrangement commenced in early 1994, and the aggregate cost to the Company of such payments and benefits in 1995 was $82,304.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company (as well as Mr. Sovern, a nominee for director at the 1996 Annual Meeting of Stockholders, who served as an Advisor to the Board in 1995) received an annual retainer of $27,500 for 1995 and $500 for each meeting attended. Non-employee members of the Executive Committee, Audit Committee, Nominating Committee and Compensation Committee receive an additional annual fee of $5,000, $3,500, $2,500 and $3,500, respectively, and $500 for each committee meeting attended. The Company also reimburses its non-employee directors for travel, lodging and related expenses they may incur in attending Board and Committee meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid for services rendered in all capacities to the Company and its subsidiaries during 1993, 1994 and 1995 to the Chief Executive Officer of the Company and to the next four most highly compensated executive officers.

                                                                                             LONG TERM
                                                                                            COMPENSATION
                                                                                            ------------
                                                          ANNUAL COMPENSATION                  AWARDS
                                                 --------------------------------------     ------------
                                                                              OTHER          SECURITIES          ALL
                NAME AND                                                      ANNUAL         UNDERLYING         OTHER
               PRINCIPAL                                         BONUS     COMPENSATION       OPTIONS/       COMPENSATION
                POSITION                  YEAR     SALARY         ($)          ($)            SARS(#)            ($)
----------------------------------------  ----   ----------     --------   ------------     ------------     ------------
Norman E. Alexander ....................  1995   $1,095,102     $409,258         --               --           $  4,500(1)
  Chairman and Chief Executive Officer    1994    1,043,148        --            --               --              4,500(1)
                                          1993      993,653        --            --             15,000            4,497(1)

Stuart Z. Krinsly ......................  1995      585,739      202,062         --               --              4,804(1)
  Senior Executive Vice President and     1994      557,949        --            --               --              4,899(1)
  General Counsel                         1993      531,472        --            --             12,500            4,951(1)

John J. Quicke .........................  1995      410,149      215,006         --              8,500            5,903(1)
  President and Chief Operating Officer   1994      390,108        --            --               --              6,157(1)
                                          1993      374,599(2)     --          50,666(3)        12,000            5,735(1)

Antonio Savoca .........................  1995      340,000      250,920       71,715(4)          --             89,605(1)
  Senior Vice President, Atlantic         1994      336,971      238,000       68,753(4)          --             76,916(1)
  Research Operations                     1993      324,250      243,188       66,372(4)         7,500           67,462(1)

Martin Weinstein .......................  1995      462,083(5)    42,294         --               --              4,500(1)
  Senior Vice President, Gas Turbine      1994      452,000(5)     --            --               --              4,500(1)
  Operations                              1993      418,250(5)     --            --             11,000            4,364(1)

------------

(1) These amounts consist of a matching contribution by the Company under the respective 401-K Plan in which each executive officer participates ($4,497 as to Messrs. Alexander, Quicke, and Krinsly, $4,364 as to Mr. Weinstein and $5,396 as to Mr. Savoca in 1993; $4,500 as to each named executive officer in 1994 and 1995 (except for $6,000 with respect to Mr. Savoca in 1994 and $7,500 in 1995), plus (i) with respect to Mr. Krinsly, $454, $399 and $304 for executive term life insurance premiums in 1993, 1994 and 1995, respectively; (ii) with respect to Mr. Quicke, $1,238, $1,657 and $1,403 for executive term life insurance premiums in 1993, 1994 and 1995, respectively; and (iii) with respect to Mr. Savoca, $1,200, $1,310 and $1,622 for executive term life insurance premiums in 1993, 1994 and 1995, respectively, and $60,866, $69,606 and $80,483 credited as a benefit (including interest payable at the prime rate) in 1993, 1994 and 1995, respectively, under a Supplemental Executive Retirement Plan ('SERP') maintained by Atlantic Research Corporation, an affiliate of the Company ('ARC') (the SERPs in which the other named executive officers participate are defined benefit plans, unlike the ARC plan, and are, therefore, accounted for under 'Pension Plans').

(2) This includes one additional month's salary to cover incidental relocation expenses.

(3) This amount represents a tax gross-up in connection with reimbursement for moving and relocation expenses.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(4) These amounts consist of the aggregate cost of personal benefits provided by ARC; the two items that each exceed 25% of the total value of all reported personal benefits provided to Mr. Savoca are $37,956 in 1995 and 1994 ($36,144 in 1993) paid for his residence near the facilities of ARC, and $22,539 in 1995 and $23,925 in each of 1993 and 1994 paid in connection with ARC's 'cafeteria' plan, allowing for reimbursement of certain items with payment of the unused balance (up to the entire amount) to the executive in cash.

(5) This amount includes $81,000 for additional compensation ($47,250 in 1993, representing a partial year) in connection with Mr. Weinstein's management of another Chromalloy Gas Turbine operation, Chromalloy New York (formerly, Chromalloy Research and Technology), commencing in June 1993 and ending upon the termination of this temporary assignment, which shall cease no later than May 31, 1996.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth all stock options (there are no SARs) granted to any of the named executive officers of the Company during 1995. All options are for shares of Class A Common Stock.

                                                   INDIVIDUAL GRANTS
                                 ------------------------------------------------------
                                 NUMBER OF      PERCENT OF                                   POTENTIAL REALIZABLE VALUE AT
                                 SECURITIES   TOTAL OPTIONS                                  ASSUMED ANNUAL RATES OF STOCK
                                 UNDERLYING     GRANTED TO     EXERCISE OR                 PRICE APPRECIATION FOR OPTION TERM
                                  OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION   ------------------------------------
             NAME                 GRANTED      FISCAL YEAR       ($/SH)         DATE            5%($)             10%($)
-------------------------------  ----------   --------------   -----------   ----------   ------------------ -----------------
Norman E. Alexander............     --            --              --            --             --                 --
Stuart Z. Krinsly..............     --            --              --            --             --                 --
John J. Quicke.................     8,500(1)       69.67         $ 24.75       2/23/00         $ 58,140          $ 128,436
Martin Weinstein...............     --            --              --            --             --                 --
Antonio Savoca.................     --            --              --            --             --                 --

------------

(1) These options vest in three equal annual installments, commencing on the first anniversary of the date of grant; they are non-qualified options with respect to the 2,833 shares which first become exercisable in 1996 and Incentive Stock Options with respect to the balance of 5,667 shares.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES TABLE

     During 1995, none of the named executive officers exercised any stock options. The following table shows the number of shares of Class A Common Stock represented by outstanding unexercised stock options (there are no SARs) held by each of the named executive officers as of December 31, 1995. The Class A Common Stock had a closing price of $30.50 on December 31, 1995.

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                      OPTIONS                   IN-THE-MONEY OPTIONS
                                                                 AT FISCAL YEAR-END              AT FISCAL YEAR-END
                                                            ----------------------------    ----------------------------
                          NAME                              EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
---------------------------------------------------------   -----------    -------------    -----------    -------------
Norman E. Alexander......................................      10,000           5,000          --              --
Stuart Z. Krinsly........................................       8,333           4,167          --              --
John J. Quicke...........................................      11,500          12,500          --             $48,875
Antonio L. Savoca........................................       5,000           2,500          --              --
Martin Weinstein.........................................       6,200           4,800          --              --

PENSION PLANS

     The following tables show the estimated annual pension benefits payable to each covered participant at normal retirement age under the Company's qualified defined benefit pension plans, taking into account any applicable nonqualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits and any existing individual agreements, based on remuneration that is covered under the plans and agreements and years of service with the Company and its subsidiaries. There are separate pension plans within the Company for various subsidiaries.

                            PENSION PLAN TABLE -- A

                                                                          YEARS OF SERVICE
                                PLAN                                   ----------------------
                            COMPENSATION                                  35           40
--------------------------------------------------------------------   --------    ----------
$  600,000..........................................................   $341,257     $ 390,008
   800,000..........................................................    457,924       523,341
 1,000,000..........................................................    574,590       656,675
 1,200,000..........................................................    691,257       790,008
 1,400,000..........................................................    807,924       923,341
 1,600,000..........................................................    924,590     1,056,675

     Table A applies to Messrs. Alexander and Krinsly.

                            PENSION PLAN TABLE -- B

                                                                                        YEARS OF SERVICE
                                    PLAN                                        --------------------------------
                                COMPENSATION                                       30          35          40
-----------------------------------------------------------------------------   --------    --------    --------
$200,000.....................................................................   $ 85,036    $ 99,209    $108,209
 300,000.....................................................................    130,036     151,709     165,209
 400,000.....................................................................    175,036     204,209     222,209
 500,000.....................................................................    220,036     256,709     279,209
 600,000.....................................................................    265,036     309,209     336,209

     Table B applies to Mr. Quicke.

                            PENSION PLAN TABLE -- C

                                                                            YEARS OF SERVICE
                                                                           ------------------
                           PLAN COMPENSATION                                  5         10
------------------------------------------------------------------------   -------    -------
$150,000................................................................   $16,712    $32,363

     Table C applies to Mr. Savoca. Plan compensation is limited by 'SS' 401(a)(17) of the Internal Revenue Code, which is $150,000 for 1996. Plan benefits are limited by 'SS' 415(b) of the Code, which is $120,000 annually for 1996.

                            PENSION PLAN TABLE -- D

                                                                    YEARS OF SERVICE
                                                            --------------------------------
                    PLAN COMPENSATION                          30          35          40
---------------------------------------------------------   --------    --------    --------
$400,000.................................................   $212,506    $232,506    $252,506
 500,000.................................................    267,506     292,506     317,506
 600,000.................................................    322,506     352,506     382,506

     Table D applies to Mr. Weinstein.

     Compensation covered by the plans is total pay for services, including elective deferrals to qualified plans, but excluding severance payments, expense reimbursements, and other non-wage items. Compensation for Mr. Savoca also excludes bonuses. With respect to Messrs. Alexander, Krinsly and Savoca, benefits are based on their respective highest average annual compensation in any five consecutive years of employment with the Company. With respect to Mr. Quicke, benefits are based on his average compensation for all years after 1985. With respect to Mr. Weinstein, benefits are based on his average compensation for all years after 1979.

     The credited years of service and plan compensation for the named executive officers are:

                                                                   ESTIMATED
                                                                 CREDITED YEARS        PLAN
                                                                  OF SERVICE*      COMPENSATION
                                                                 --------------    ------------
Alexander.....................................................         39           $1,366,311
Krinsly.......................................................         39              699,301
Quicke........................................................         34              292,074
Weinstein.....................................................         32              491,576
Savoca........................................................          6              150,000

     Benefits shown are computed as a straight life annuity beginning at age 65* and are offset by a portion of estimated Social Security benefits, if applicable.

------------

*  At normal retirement age or current age if older.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     The Company has entered into employment agreements with the named executive officers listed below (supplementary retirement agreements with any of the named executive officers are accounted for in the foregoing section, 'Pension Plans').

                                                                                TERM OF                ANNUAL
           NAME                                TITLE                           AGREEMENT            COMPENSATION
---------------------------  -----------------------------------------   ---------------------      ------------
John J. Quicke.............  President and Chief Operating Officer            4/1/93 - 3/31/98(1)     $413,712(2)

Antonio L. Savoca..........  Senior Vice President, Atlantic Research
                               Operations                                     3/1/91 - 2/28/97(1)     $377,956(2)(3)

Martin Weinstein...........  Senior Vice President, Gas Turbine
                               Operations                                   10/1/91 - 12/31/96(1)     $452,000(2)(4)

------------

(1) The term may be extended or terminated prior to expiration under certain circumstances (including death, disability and for cause). Mr. Weinstein's agreement provides that, in the event of a change in control of the Company, the term of employment may be extended, at his option, for two years.

(2) These amounts reflect 1995 salaries and do not include additional incentive compensation which may be payable.

(3) This includes a $37,956 per year housing allowance for Mr. Savoca's residence near the ARC facilities. It does not include $23,925 paid to Mr. Savoca through ARC's cafeteria plan.

(4) This includes $81,000 per year in connection with a temporary assignment (for a period ending no later than May 31, 1996) to manage another Chromalloy Gas Turbine operation, Chromalloy New York (formerly, Chromalloy Research and Technology).

STOCK PERFORMANCE GRAPH -- 5 YEAR CUMULATIVE INDEX

     The graph set forth below compares the annual percentage change in the cumulative total shareholder return on an investment of $100 in the Company's Common Stock, on an indexed basis, with the S&P 500 Stock Index and the S&P Aerospace/Defense Index, for the period of five years ended December 31, 1995.

                          TOTAL RETURN TO SHAREHOLDERS
                              REINVESTED DIVIDENDS

                           [STOCK PERFORMANCE GRAPH]


                           BASE
                          PERIOD  RETURN  RETURN  RETURN  RETURN  RETURN
COMPANY\INDEX NAME         12/90   12/91   12/92   12/93   12/94   12/95
------------------------------------------------------------------------
SEQUA CORP-CL A.......... 100.00    76      57      59      47      58
SEQUA CORP-CL B.......... 100.00    69      47      48      39      56
S&P 500.................. 100.00   130     140     155     157     215
S&P AEROSPACE/DEFENSE.... 100.00   120     126     164     177     293

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is developed and implemented by the Company's Human Resources Department in conjunction with the Compensation Committee of the Board of Directors. The Compensation Committee, which is comprised of three outside directors, approves all elements of the program, which is then ratified by the full Board of Directors. This program is based upon objectives that seek to attract and retain key executives critical to the success of the Company, and reward and motivate executives for performance that maximizes Company success and shareholder value. In order to accomplish these goals, the Company has designed a competitive base salary program and annual incentive cash bonus plans which are predominantly geared toward achievement of stated financial goals. In addition, stock option grants and restricted stock grants may be awarded from time to time in order to emphasize stockholder returns and focus on long-term goals.

     Base salaries for executive officers of the Company are intended to maintain competitive rates of pay for executives in relation to the market. The Company competes for executive talent across a broad range of industrial and non-industrial industry segments. The Company's Human Resources Department collects and analyzes competitive salary data from a comprehensive group of surveys produced by leading human resource/compensation consulting firms. In 1995, these surveys included those published by Towers Perrin, Hewitt Associates, the Conference Board, William M. Mercer, Inc. and the American Compensation Association, among others. These surveys disclose salary ranges for executives at corporations comparable to the Company in size and industry mix, including firms classified as 'S&P 500.' The Human Resources Department does not limit its comparative analyses to companies classified as 'Aerospace/Defense,' since it believes that the Company competes for executive talent beyond these industries.

     This analysis is presented to the Compensation Committee in the form of an 'Officer Salary Survey.' In the officers' survey, particular reliance is placed on the findings of Towers Perrin and Hewitt Associates. Here, definitions of survey positions, company size and industry mix most closely align with the actual responsibilities of Sequa's executive officer group. The base salary levels for certain of Sequa's executive officers fall at the high end of survey ranges, although percentages are disproportionately affected by salaries paid to those executives with extensive years of service.

     The Compensation Committee's review of the competitive market resulted in salary increases of 3% being awarded to Messrs. Alexander and Krinsly, 4.5% to Mr. Quicke and 4% to Mr. Savoca in March 1996. The other executive officers (excluding Mr. Weinstein) were granted increases of between 3% and 5% in March, having been found by the Committee to require these adjustments in order to keep up with inflation or to retain competitive salary levels. In all cases, there was a desire to maintain the high level of motivation and contribution associated with these executives. The Compensation Committee has determined that the current base salaries of executive officers are reasonable. Moreover, they have reached this conclusion in light of the detailed comparisons described above with respect to Company size, complexity and industry mix when overlaid by the contributions, experience and tenure of the Company's executive officers.

     The Company's annual incentive bonus plans seek to motivate and reward executives by recognizing the impact their individual accomplishments have had on the financial performance of the Company or of a particular division during the previous year. The named executive officers (excluding

Mr. Savoca), together with the Executive Vice President, Finance and Administration, are measured by the Company's Management Incentive Bonus Plan for Corporate Executive Officers (the 'Plan'). Three of the five Corporate Executive Officers (as defined in the Plan) earned bonuses for 1995 based solely on the Company's having achieved in excess of its minimum target of budgeted earnings per share from continuing operations ('EPS'): the Chairman/Chief Executive Officer was awarded $409,258; the Senior Executive Vice
President/General Counsel was awarded $202,062; and the Executive Vice President/Finance and Administration was awarded $124,648. These awards reflect an amendment to the Plan, approved at the 1995 Annual Meeting of Shareholders, that increased the bonus opportunity for the Senior Executive Vice President/General Counsel and the Executive Vice President/Finance and Administration from the previous 'Minimum', 'Par' and 'Maximum' opportunities of 27.5%, 55% and 82.5% of base compensation to 30%, 60% and 90%, respectively.

     At the 1995 Annual Meeting of Shareholders, the Plan was also amended to change the criteria for bonus eligibility for the President/Chief Operating Officer from 100% EPS to 33.3% EPS, with the other 66.6% dependent upon operating income and return on net assets ('RONA') results for the non-gas turbine operations which are under his direction ('Group Operations'). That amendment was designed so that the Plan would more accurately reflect the contributions made by Mr. Quicke not only to the Company as a whole but also to the Group Operations. Accordingly, Mr. Quicke was awarded a bonus of $215,006, based upon both the EPS component of his bonus formula as well as the performance of the Group Operations, which enjoyed strong profitability in 1995.

     In addition, the shareholders in 1995 amended the Plan to include the Senior Vice President, Gas Turbine Operations (the final Corporate Executive Officer, as defined in the Plan), on terms of 33.3% EPS and 66.6% operating income and RONA results measured against the performance of the Gas Turbine operations which are under his supervision. The results of the Gas Turbine operations in 1995 resulted in no award to Mr. Weinstein with respect to that component of his bonus; however, he did receive an award of $42,294 attributable to the EPS component of the Plan.

     The  Plan was  initially approved  by shareholders  in 1994  to comply with
Section 162(m) of the Internal Revenue Code. That section provides that compensation of an executive officer who is required to be listed in the Summary Compensation Table of the Proxy Statement is not tax deductible by the Company to the extent that it exceeds $1.0 million, unless certain criteria (including shareholder approval) have been met. Thus, bonuses (but not salaries) payable to Corporate Executive Officers under the Plan (which complies with the requirements of Section 162(m)) are tax deductible by the Company to the extent that they raise total compensation of any such officer above $1.0 million. While the terms of the Plan provide that it cannot be substantively amended without shareholder approval (or it will no longer be in compliance with Section 162(m)), the Compensation Committee always retains discretion to impose more restrictive, although not more generous, criteria under the Plan. For 1996, the Compensation Committee has exercised that discretion through a requirement that higher target percentages of budgeted EPS be achieved in order for Corporate Executive Officers to be eligible for a bonus (or portion attributable thereto). The terms of the original 1994 Plan provided for achievement of budgeted EPS levels of 85% (Minimum), 100% (Par) and 115% (Outstanding). In conjunction with the 1995 amendments to the Plan that were required to be approved by shareholders, these bonus levels were made more difficult to achieve in 1995 by raising them to 100% of EPS (Minimum), 200% (Par) and 300% (Outstanding). While pursuant to the express terms of the Plan, these percentages are to return to 1994 levels for 1996 bonus calculations, the Compensation Committee has exercised its discretion to again require higher results for the payment of bonuses to Corporate Executive Officers in 1996 by raising the levels to 300% of EPS (Minimum), 500% (Par) and 775% (Outstanding).

     Executive officers of the Company who are not Corporate Executive Officers (as defined in the Plan) participate in separate bonus plans, dependent upon financial performance of the Company or of a particular unit and, to a far lesser degree, individual performance achievement or attainment by the unit of non-financial goals. Those measurements are determined at the commencement of each fiscal year by senior management of the Company and then submitted to the Compensation Committee for approval. The Compensation Committee retains discretion within the plans to recognize an executive's response to unplanned business events or opportunities (excluding Corporate Executive Officers).

     With respect to the Company's other executive and non-executive officers who are part of the corporate staff, they were awarded bonuses for 1995 based on the Company's having achieved in excess of minimum budgeted EPS (which measure has been changed with respect to such individuals for 1996 from EPS to consolidated operating income, provided that the Company achieves positive EPS after accrual for bonus awards), as well as individual performance achievement. With respect to Mr. Savoca, bonuses for his unit were determined by attainment of budgeted operating income and RONA results, together, to a significantly lesser extent, with achievement of non-financial goals by the unit. For 1995, Mr. Savoca's unit results exceeded the predetermined criteria that had been specifically established. He was, therefore, awarded a bonus of $250,920. All bonuses earned with respect to 1995 were paid in early 1996.

     During 1994 an effort was made to retain and motivate certain key corporate executives of the Company through the provisional granting of restricted stock, although no grant was made to any of the named executive officers or Corporate Executive Officers. The period of restriction was for three years. Those grants were made on a conditional basis, in that they were subject to shareholder approval at the 1995 annual meeting. At that meeting, the grants were approved. Except for 8,500 stock options granted to Mr. Quicke, no stock options were granted in 1995 to any executive officer of the Company.

     While 1995 saw some  relief from the continuing  effects of the decline  of the aerospace industry on both its civil and military sides, there is recognition that the Company still has significant challenges before it. Nevertheless, the Compensation Committee is confident that Sequa's core executive officer group continues to be equipped to meet these challenges. The Compensation Committee holds to the belief that the total compensation packages provided to the Company's executive officers are competitive without being excessive and are appropriate to assure the retention and motivation of this highly-skilled and experienced segment of the Sequa workforce.

                                                      Gerald Tsai, Jr., Chairman
                                                      A. Leon Fergenson
                                                      Donald D. Kummerfeld

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year 1996. Arthur Andersen LLP has been regularly employed as the independent auditors for the Company since 1940. Representatives of the firm are expected to be present at the stockholders' meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE   BOARD   OF   DIRECTORS   OF   THE   COMPANY   RECOMMENDS   THAT   YOU
VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF THE ABOVE AUDITORS.

                                 OTHER MATTERS

     The management of the Company knows of no business other than that referred to herein to be presented for action at the meeting. If, however, any other business should properly come before the meeting or any adjournment thereof, it is intended that all proxies will be voted with respect to such business in accordance with the best judgment of the persons named in said proxies.

             PROPOSALS OF STOCKHOLDERS FOR THE 1997 ANNUAL MEETING

     Proposals by stockholders intended to be presented for action at the 1997 annual meeting of stockholders must be received by the Company at its principal executive offices, 200 Park Avenue, New York, New York 10166, not later than January 16, 1997. It is suggested that such proposals be submitted by Certified Mail-Return Receipt Requested.

March 27, 1996

                                       [RECYCLED LOGO] Printed on Recycled Paper

                                   APPENDIX 1
                     SEQUA CORPORATION REGULAR PROXY CARD

                               SEQUA CORPORATION

    Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 16, 1996 at 11:00 A.M., in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York.

    The undersigned hereby appoints Norman  E. Alexander, Stuart Z. Krinsly  and
A. Leon Fergenson, and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common and Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

   [ ] FOR all nominees

   [ ] WITHHELD for all nominees

  Messrs. Alexander, Dworman, Fergenson, Gottesman, Krinsly, Kummerfeld, LeFrak,
                         Quicke, Sovern, Sullivan and Tsai

   [ ] WITHHELD for the following only.
       (WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE BELOW).

     ---------------------------------------------------------------------------

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

2. APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR 1996.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

                                                  DATED: ________________ , 1996

                                                  ______________________________
                                                  Signature(s)
                                                  ______________________________

                                                  NOTE:   Please  sign  as  name
                                                  appears hereon.  Joint  owners
                                                  should each sign. When signing
                                                  as     attorney,     executor,
                                                  administrator,        trustee,
                                                  guardian,   please  give  full
                                                  title as such.  If the  signer
                                                  is  a corporation, please sign
                                                  the full  corporate  name,  by
                                                  duly  authorized  officer.  If
                                                  shares are held jointly,  each
                                                  stockholder named should sign.

                                  APPENDIX 2
                   SEQUA CORPORATION EMPLOYEE PLANS PROXY CARD

EMPLOYEE PLANS                 SEQUA CORPORATION

    Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 16, 1996 at 11:00 A.M., in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York.

    The undersigned hereby appoints Norman  E. Alexander, Stuart Z. Krinsly  and
A. Leon Fergenson, and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Class A Common and/or Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

   [ ] FOR all nominees

   [ ] WITHHELD for all nominees

  Messrs. Alexander, Dworman, Fergenson, Gottesman, Krinsly, Kummerfeld, LeFrak,
                         Quicke, Sovern, Sullivan and Tsai

   [ ] WITHHELD for the following only.
       (WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE BELOW).

  ------------------------------------------------------------------------------

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

2. APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR 1996.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

                                                  DATED: ________________ , 1996

                                                  ______________________________
                                                  Signature(s)
                                                  ______________________________

                                                  NOTE:   Please  sign  as  name
                                                  appears hereon.  Joint  owners
                                                  should each sign. When signing
                                                  as     attorney,     executor,
                                                  administrator,        trustee,
                                                  guardian,   please  give  full
                                                  title as such.  If the  signer
                                                  is  a corporation, please sign
                                                  the full  corporate  name,  by
                                                  duly  authorized  officer.  If
                                                  shares are held jointly,  each
                                                  stockholder named should sign.

                                 APPENDIX 3
                      SEQUA CORPORATION CL-B PROXY CARD

CL-B                           SEQUA CORPORATION

    Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 16, 1996 at 11:00 A.M., in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York.

    The undersigned hereby appoints Norman  E. Alexander, Stuart Z. Krinsly  and
A. Leon Fergenson, and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common and/or Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

   [ ] FOR all nominees

   [ ] WITHHELD for all nominees

  Messrs. Alexander, Dworman, Fergenson, Gottesman, Krinsly, Kummerfeld, LeFrak,
                         Quicke, Sovern, Sullivan and Tsai

   [ ] WITHHELD for the following only.
       (WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE BELOW).

--------------------------------------------------------------------------------

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

2. APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR 1996.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

                                                  DATED: ________________ , 1996

                                                  ______________________________
                                                  Signature(s)
                                                  ______________________________

                                                  NOTE:   Please  sign  as  name
                                                  appears hereon.  Joint  owners
                                                  should each sign. When signing
                                                  as     attorney,     executor,
                                                  administrator,        trustee,
                                                  guardian,   please  give  full
                                                  title as such.  If the  signer
                                                  is  a corporation, please sign
                                                  the full  corporate  name,  by
                                                  duly  authorized  officer.  If
                                                  shares are held jointly,  each
                                                  stockholder named should sign.

                                  APPENDIX 4
                      SEQUA CORPORATION A-PF PROXY CARD

A-PF                           SEQUA CORPORATION

    Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 16, 1996 at 11:00 A.M., in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York.

    The undersigned hereby appoints Norman  E. Alexander, Stuart Z. Krinsly  and
A. Leon Fergenson, and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common and/or Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

   [ ] FOR all nominees

   [ ] WITHHELD for all nominees

  Messrs. Alexander, Dworman, Fergenson, Gottesman, Krinsly, Kummerfeld, LeFrak,
                         Quicke, Sovern, Sullivan and Tsai

   [ ] WITHHELD for the following only.
       (WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE BELOW).

     ---------------------------------------------------------------------------

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

2. APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR 1996.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

                                                  DATED: ________________ , 1996

                                                  ______________________________
                                                  Signature(s)
                                                  ______________________________

                                                  NOTE:   Please  sign  as  name
                                                  appears hereon.  Joint  owners
                                                  should each sign. When signing
                                                  as     attorney,     executor,
                                                  administrator,        trustee,
                                                  guardian,   please  give  full
                                                  title as such.  If the  signer
                                                  is  a corporation, please sign
                                                  the full  corporate  name,  by
                                                  duly  authorized  officer.  If
                                                  shares are held jointly,  each
                                                  stockholder named should sign.

                                APPENDIX 5
                   SEQUA CORPORATION BUSINESS REPLY CARD


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                                            NO POSTAGE
                                                            NECESSARY
                                                            IF MAILED
                                                              IN THE
                                                           UNITED STATES

               BUSINESS REPLY MAIL
    FIRST CLASS PERMIT NO. 2596 NEW YORK, N.Y.
         POSTAGE WILL BE PAID BY ADDRESSEE

          SEQUA CORPORATION
          ATTN: CORPORATE SECRETARY
          200 PARK AVENUE
          NEW YORK, NY 10164-1882

                               SEQUA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

                            May 16, 1996 11:00 a.m.
                                245 Park Avenue
                            Auditorium B, 5th Floor
                            New York, New York 10017

If you plan to attend the Annual Meeting, please sign and return the self-addressed, postage paid portion of this card.

You will need to present this portion of the card in order to be admitted to the Sequa Annual Meeting on May 16, 1996.


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


I   Plan    to    attend    the    Annual    Meeting    of    Stockholders    of
Sequa Corporation on May 16, 1996.

------------------------------------------------------
Signature

------------------------------------------------------
Please print/type full name as it appears on proxy card

Address:

------------------------------------------------------

------------------------------------------------------

Stock Ownership: Class A__  Class B__  Preferred
------------------------------------------------------
Please check one

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                  STATEMENT OF DIFFERENCES
        The section symbol shall be expressed as 'SS'